UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                        Date of Report: October 24, 2003

                             Procera Networks, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

              Nevada                 000-49862              33-0974674
   (State or other jurisdiction     (Commission          (IRS Employer of
  incorporation or organization)    File Number)        Identification No.)


                         3175 South Winchester Boulevard
                           Campbell, California 95008

                           --------------------------
                    (Address of principal executive offices)

                                 (408) 874-4600
                      -------------------------------------
              (Registrant's telephone number, including area code)


                  --------------------------------------------
          (Former name or former address, if changed since last report.)



                                Explanatory Note

     This Report on Form 8-K/A amends and supplements the report on Form 8-K filed by the Registrant (formerly Zowcom, Inc.) on October 24, 2003 (the "Report on Form 8-K") in connection with the merger with Procera Networks, Inc., a Delaware corporation. The Report on Form 8-K is being amended and supplemented solely to include the financial statements of the business acquired and the pro forma financial information required by Item 7.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Item  7(a)  is  hereby  amended  and  supplemented  as  follows:

     (a)  Financial  statements  of  business  acquired.

     The financial statements of Procera Networks, Inc., a Delaware corporation, as of and for the year ended December 31, 2002 and the unaudited condensed financial statements of Procera Networks, Inc., a Delaware corporation, as of September 30, 2003 and for the three and nine month periods ended September 30, 2003 and 2002 are attached hereto as Exhibit 99.2 and incorporated herein by this reference.

     Item  7(b)  is  hereby  amended  and  supplemented  as  follows:

     (b)  Pro  forma  financial  information.

     The unaudited pro forma condensed combined financial statements as of September 30, 2003, for the nine-month period ended September 30, 2003 and for the year ended December 31, 2002, prepared to give effect to the merger of Procera Networks, Inc., a Delaware corporation, with the Registrant are attached hereto as Exhibit 99.3 and incorporated herein by this reference



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         (c)  Exhibits.
         -------------

The following exhibits are furnished in accordance with Item 601 of Regulation S-B:

--------------------------------------------------------------------------------
EXHIBIT  NO.  DESCRIPTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2.1       Agreement  and  Plan  of Merger, including all amendments, dated as of
          June  24,  2003,  by  and  between  Zowcom  and  Procera.  (omitted)
--------------------------------------------------------------------------------
23.1      Consent of Burr, Pilger & Mayer LLP
--------------------------------------------------------------------------------
99.2 Financial statements of Procera Networks, Inc. as of and for the year ended December 31, 2002; Unaudited condensed financial statements of Procera Networks, Inc. as of September 30, 2003 and for the three and nine month periods ended September 30, 2003 and 2002.
--------------------------------------------------------------------------------
99.3 Unaudited pro forma condensed combined financial statements as of September 30, 2003, for the nine-month period ended September 30, 2003 and for the year ended December 31, 2002.
--------------------------------------------------------------------------------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  December  30,  2003                          PROCERA  NETWORKS,  INC.,
                                                    a  Nevada  corporation


                                                    By: /s/ Douglas J. Glader
                                                    ----------------------------
                                                    Title:  President  &  CEO
                                                    ----------------------------


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